                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) December 3, 1998



                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-13948                62-1612879
            --------                     -------                ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)


                                                                   30022-8246
100 NORTH POINT CENTER EAST, SUITE 600                             ----------
ALPHARETTA, GEORGIA                                                (Zip Code)
-------------------
(Address of principal executive offices)


      (Registrant's telephone number, including area code): 1-800-514-0186
                                                            --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------
ITEM 5.  OTHER EVENTS

On December 3, 1998, the Board of Directors of the Company authorized the repurchase of the Company's common stock during the period January 1, 1999 through December 31, 2000 in an aggregate amount not to exceed $20 million.

--------------------------------------------------------------------------------







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                                   (Registrant)




                                       By:    /s/ WILLIAM J. SHARKEY
                                              -----------------------------
                                              William J. Sharkey
                                              General Counsel and Secretary

December 8, 1998